Exhibit 10.1

Fourth Amendment

to

Credit Agreement

This Fourth Amendment to Credit Agreement (this “Amendment”) is effective as of July 30, 2004 (the “Fourth Amendment Closing Date”), by and among SOURCECORP, Incorporated, formerly known as F.Y.I. Incorporated, a Delaware corporation (“Borrower”), Bank of America, N.A., as a Lender and as Administrative Agent for Lenders (in such capacity, “Administrative Agent”) and the other Agents and Lenders party hereto.

A.           Borrower, Administrative Agent and Lenders entered into that certain Credit Agreement dated as of April 3, 2001, as amended by the First Amendment to Credit Agreement dated as of June 27, 2001, as further amended by the Second Amendment to Credit Agreement dated as of September 27, 2002, and as further amended by the Third Amendment to Credit Agreement dated as of March 26, 2003 (such Credit Agreement, as so amended, the “Credit Agreement”).

B.            Borrower has requested that certain terms and provisions of the Credit Agreement be amended.

C.            Borrower, Administrative Agent and Required Lenders have agreed to amend the Credit Agreement subject to and upon the terms and conditions provided herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other valuable consideration, the parties hereto agree as follows:

Section 1.  Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

Section 2.  Amendments to Credit Agreement.  Effective as of the Fourth Amendment Closing Date, but subject to satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

(a)           Section 1.1 of the Credit Agreement is hereby amended to add the following definition:

“Fourth Amendment Closing Date” means July 30, 2004.

(b)           The definition of “Permitted Share Repurchases” in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Permitted Share Repurchases” means repurchases by F.Y.I. of F.Y.I. Common Stock made (a) after the Closing Date and prior to the Fourth Amendment Closing Date, in an aggregate amount not to exceed $30,000,000, and (b) on or after the Fourth Amendment Closing Date, in an aggregate amount not to exceed $30,000,000.

(c)           Schedules 7.5 and 7.7 to the Credit Agreement are hereby amended to include the information set forth on Schedules 7.5 and 7.7 attached hereto, and Schedules 7.13 and 7.15 to the Credit Agreement are hereby amended in their entirety to read as set forth in Schedules 7.13 and 7.15 attached hereto.

Section 3.  Conditions to Effectiveness.  This Amendment shall become effective as of the Fourth Amendment Closing Date when and if Administrative Agent has received the following:

(a)           this Amendment, duly executed by Borrower, each guarantor, the Required Lenders and Administrative Agent;

(b)           a certificate of a Responsible Officer, certifying (i) the resolutions adopted by the board of directors of Borrower authorizing this Amendment, and (ii) the names and true signatures of the officers of Borrower authorized to execute and deliver this Amendment; and

(c)           such other assurances, certificates, documents, consents and opinions as the Administrative Agent may reasonably require.

Section 4.  Representations and Warranties of Borrower.  Borrower represents and warrants to Lenders and Administrative Agent as follows:

(a)           The execution, delivery and performance by Borrower of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval not heretofore obtained of any director, stockholder, security holder or creditor of Borrower, (ii) violate or conflict with any provision of Borrower’s Articles of Incorporation or bylaws, (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or leased or hereafter acquired by Borrower, (iv) violate any laws applicable to Borrower or (v) result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other material agreement to which Borrower is a party or by which Borrower or any of its Property is bound or affected.

(b)           No authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Authority is or will be required to authorize or permit under applicable law the execution, delivery and performance by Borrower of this Amendment and the Credit Agreement, as amended hereby.

(c)           Each of this Amendment and the Credit Agreement, as amended hereby, has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforcement may be limited by the Bankruptcy Code and other debtor relief laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

(d)           The requirements of Article 5 of the Credit Agreement have been fully complied with in all material respects on or before the Fourth Amendment Closing Date.

(e)           The representations and warranties of Borrower contained in Article 7 of the Credit Agreement are true and correct in all material respects as though made on and as of the Fourth Amendment Closing Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date, and except to the extent that such representations and warranties are made with reference to the information contained in the Schedules to the Credit Agreement, in which case such representations, warranties and Schedules shall be deemed to be modified  or supplemented by (i) information provided in public filings made by Borrower with the Securities and Exchange Commission since March 26, 2003 (the “Third Amendment Date”), or (ii) transactions that have occurred since the Third Amendment Date that were permitted under the Credit Agreement).

(f)            No Default or Event of Default exists or would result from the effectiveness of this Amendment.

(g)           Borrower agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

Section 5.  Reference to and Effect on Loan Documents.

(a)           On and after the Fourth Amendment Closing Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or any other expression of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or any other expression of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Agreement.

(b)           Except as specifically amended hereby, all provisions of the Credit Agreement and all Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c)           Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

(d)           Borrower (i) ratifies and confirms all provisions of the Loan Documents applicable to Borrower, and (ii) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent under the Loan Documents by Borrower are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligations to the full extent required by the Loan Documents.

Section 6.  Costs and Expenses.  Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

Section 7.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.  This agreement, when countersigned by the parties hereto, shall be a “Loan Document” as defined and referred to in the Credit Agreement and the other Loan Documents.

Section 8.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

Section 9.  ENTIRETY.  THIS AMENDMENT, THE CREDIT AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND

MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

Remainder of Page Intentionally Left Blank. Signature Pages Follow.

SOURCECORP, INCORPORATED, as Borrower

By:	/s/ Barry L. Edwards
Barry L. Edwards
Executive Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Suzanne M. Paul
Suzanne M. Paul,
Vice President

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Steven A. Mackenzie
Steven A. Mackenzie,
Senior Vice President

BANK ONE, N.A., as a Lender

By:		/s/ Sharon Ellis
	Name:	Sharon Ellis
	Title:	Vice President

BNP PARIBAS, as a Lender

By:		/s/ Jeff Tebeaux
	Name:	Jeff Tebeaux
	Title:	Vice President

/s/ Henry F. Setina
Henry F. Setina
Director

HIBERNIA NATIONAL BANK, as a Lender

By:		/s/ Michael R. Geissler
	Name:	Michael R. Geissler
	Title:	Vice President

JPMORGAN CHASE BANK, as a Lender

By:		/s/ Michael J. Lister
	Name:	Michael J. Lester, Vice President
	Title:	JPMorgan Chase Bank

THE BANK OF NOVA SCOTIA, as a Lender

By:		/s/ Liz Hanson
	Name:	Liz Hanson
	Title:	Managing Director

SUNTRUST BANK, as syndication agent and as a Lender

By:		/s/ Daniel S. Komitor
	Name:	Daniel S. Komitor
	Title:	Director

TEXAS CAPITAL BANK, N.A., as a Lender

By:		/s/ Paul Howell
	Name:	Paul Howell
	Title:	Vice President

WACHOVIA BANK, as a Lender

By:		/s/ Steven Hipsman
	Name:	Steven Hipsman
	Title:	Director

WASHINGTON MUTUAL BANK, as a Lender

By:		/s/ Gary Perkins
	Name:	Gary Perkins
	Title:	Vice President

WELLS FARGO BANK, N.A., as documentation agent and as a Lender

By:		/s/ Lance Reynolds
	Name:	Lance Reynolds
	Title:	AVP

To induce Administrative Agent and Lenders to enter into this Amendment, the undersigned (a) consent and agree to its execution and delivery and the terms and conditions thereof, (b) consent and agree that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any Liens, charges, guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, all of which are hereby ratified and confirmed, and (c) waive notice of acceptance of this Amendment, which Amendment binds each of the undersigned and their respective successors and permitted assigns and inures to Administrative Agent, Lenders and their respective successors and permitted assigns.

GUARANTORS:

ALS ACQUISITION CORP.
AMERICAN ECONOMICS GROUP, INC.
APS SERVICES ACQUISITION CORP.
ASSOCIATE RECORD TECHNICIAN SERVICES ACQUISITION CORP.
CALIFORNIA MEDICAL RECORD SERVICE ACQUISITION CORP.
COPY RIGHT, INC.
DELIVEREX ACQUISITION CORP.
DOCTEX ACQUISITION CORP.
ECONOMIC RESEARCH SERVICES, INC.
ELS ACQUISITION CORP.
EXIGENT COMPUTER GROUP, INC.
FASTRIEVE, INC.
GLOBAL DIRECT, INC.
IMC MANAGEMENT, INC.
INFORMATION MANAGEMENT SERVICES, INC.
INPUT MANAGEMENT, INC.
LEXICODE CORPORATION
LIFO MANAGEMENT, INC.
MAILING & MARKETING, INC.
MANAGED CARE PROFESSIONALS, INC.
MAVRICC MANAGEMENT SYSTEMS, INC.
MMS ESCROW AND TRANSFER AGENCY, INC.
NEWPORT BEACH DATA ENTRY, LLC
PENINSULA RECORD MANAGEMENT, INC.
PERMANENT RECORDS MANAGEMENT, INC.
PLM MANAGEMENT, INC.
PMI IMAGING SYSTEMS ACQUISITION CORP.
PREMIER ACQUISITION CORP.
QUALITY COPY ACQUISITION CORP.
RECORDEX ACQUISITION CORP.
RTI LASER PRINT SERVICES ACQUISITION CORP.
SOURCECORP BPS INC.
SOURCECORP BPS MARYLAND LLC
SOURCECORP BPS NORTHERN CALIFORNIA INC.
SOURCECORP BPS SOUTHERN CALIFORNIA INC.
SOURCECORP DMS INC.

SOURCECORP HEALTHSERVE RADIOLOGY, INC.
SOURCECORP HS INC.
SOURCECORP LEGAL INC.
SRCP INVESTMENTS HOLDING, INC.
SRCP MANAGEMENT, INC.
STAT HEALTHCARE CONSULTANTS, INC.
SYNERGEN, LLC
THE RUST CONSULTING GROUP, INC.
UNITED INFORMATION SERVICES, INC.
ZIA INFORMATION ANALYSIS GROUP, INC.

By:	/s/ Barry L. Edwards
Barry L. Edwards, Authorized Officer for each of the foregoing Guarantors

SRCP INVESTMENTS, INC.

By:		/s/ Ronald Zazworsky
	Name:	Ronald Zazworsky
	Title:	President

SOURCECORP MANAGEMENT, L.P.

By:	SRCP Management, Inc., its General Partner

	By:	/s/ Barry L. Edwards
Barry L. Edwards,
Vice President

SOURCECORP BPS TEXAS L.P.

By:	Input Management, Inc., its General Partner

	By:	/s/ Barry L. Edwards
Barry L. Edwards,
Vice President

LIFO SYSTEMS, L.P.

By:	LIFO Management, Inc., its General Partner

	By:	/s/ Barry L. Edwards
Barry L. Edwards,
Vice President

PERMANENT RECORDS, L.P.

By:	Permanent Records Management, Inc., its General Partner

	By:	/s/ Barry L. Edwards
Barry L. Edwards,
Vice President

PLM LIMITED PARTNERSHIP.

By:	PLM Management, Inc., its General Partner

	By:	/s/ Barry L. Edwards
Barry L. Edwards,
Vice President